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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2005

                                  FOSSIL, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                        0-19848               75-2018505
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)

                2280 N. Greenville Avenue
                Richardson, Texas                                  75082
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         (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (972) 234-2525.


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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 22, 2005, Fossil, Inc. issued a press release announcing financial results for the quarter and year ended January 1, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

     The information in this Current Report and the accompanying exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1 Press Release, dated February 22, 2005, announcing financial results for the quarter and year ended January 1, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 22, 2005

                                                FOSSIL, INC.

                                                By:    /s/ Mike L. Kovar
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                                                Name:  Mike L. Kovar
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release, dated February 22, 2005, announcing financial results for the quarter and fiscal year ended January 1, 2005.